UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2013

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 26, 2013, Charles River Laboratories International, Inc. (the "Company") announced the appointment of John Crowley to the role of Corporate Senior Vice President, Corporate Controller and Chief Accounting Officer. In this newly created position, Mr. Crowley will be responsible for providing strategic guidance to the finance groups, including directing the corporate accounting function and practices, maintaining its fiscal records and preparing its financial reports. He will also oversee the design and operation of the Company’s system of internal controls, ensuring compliance with the rules and regulations of the Sarbanes-Oxley Act. The appointment of Mr. Crowley as the Chief Accounting Officer of the Company was not made pursuant to any arrangement or understanding between him and any other person.
Immediately prior to joining the Company, Mr. Crowley, age 40, was Vice President, Chief Accounting Officer & Corporate Controller of Ironwood Pharmaceuticals. Previously, he held senior corporate finance positions at Vertex Pharmaceuticals from 2010- 2012, where he successfully managed and directed all areas of technical accounting. Prior to joining Vertex, he served as Senior Director in the finance department at Sepracor, Inc. from 2008-2010. Mr. Crowley is a Certified Public Accountant.

Mr. Crowley will receive salary, bonus and equity opportunity, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility. Mr. Crowley was provided a cash sign−on bonus in an amount that is commensurate with his position and scope of responsibility.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Crowley’s appointment as the Company’s Corporate Senior Vice President, Corporate Controller and Chief Accounting Officer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 Press Release of the Company dated September 26, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

September 27, 2013	By:	Matthew L. Daniel

Name: Matthew L. Daniel
Title: Corporate Vice President & Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated September 26, 2013